UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 16, 2010

HOKU CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-51458	99-0351487
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1288 Ala Moana Blvd., Suite 220, Honolulu, Hawaii	96814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (808) 682-7800

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Change Order Number 5 to Cost Plus Incentive Contract with JH Kelly LLC.

On August 8, 2007, Hoku Materials, Inc. (“Hoku Materials") entered into a Cost Plus Incentive Contract with JH Kelly LLC (“JH Kelly”), for construction services for the construction of our polysilicon production plant, which was amended in October 2007, by Change Order Number 1, again in April 2008 by Change Order Number 2, again in March 2009 by Change Order Number 3, and again in September 2009 by Change Order Number 4 (collectively, the “Construction Agreement”).  Under the Construction Agreement, JH Kelly agreed to provide construction services as our general contractor for the construction of our planned polysilicon plant with production capacity of up to 4,000 metric tons per year. The target cost for the services to be provided under the Construction Agreement is $145.0 million, including up to $5.0 million of incentives that may be payable.

On August 17, 2010, Hoku Materials and JH Kelly agreed to Change Order Number 5 under the Construction Agreement, or Change Order 5.  Pursuant to Change Order 5, the parties agreed (i) to change the date to complete construction for Partial Commercial Operation, or PCO (including the Schedule Incentive Completion Dates as amended and restated in Change Order Numbers 3 and 4) on or before December 31, 2010 for schedule and bonus purposes, (ii) that JH Kelly will use best efforts to attain PCO by that date with incremental funding from Hoku Materials in the amount of $55.8 million, (iii) that JH Kelly will aim to complete certain monthly milestones for the project for the period August 1, 2010 through December 31, 2010, (iv) that JH Kelly successfully completed and earned its $1.5 million bonus for the preliminary reactor installation, which will be paid in $375,000 increments tied to completion of the monthly milestones, and (v) that on or before August 31, 2010, Tianwei New Energy Holdings Co., Ltd., or Tianwei, or Hoku Materials will secure a standby letter of credit in the amount of $20.0 million for the benefit of JH Kelly to provide a greater degree of certainty and security with respect to payment for the work.

In addition, the parties acknowledged that JH Kelly previously commenced hiring additional personnel and currently have 300 personnel on-site.  Furthermore, Hoku Materials agreed to hire a qualified independent engineer, or IE, to help the parties assess progress of the work through PCO.  JH Kelly agreed to continue to provide monthly billings based on forecasted cost and manpower levels relative to the monthly milestones.  Hoku Materials agreed to pay the monthly billings, starting in September, within 10 days of achievement of the milestones for that month.  If Hoku Materials or the IE determines that a monthly milestone for a particular unit(s) has not been met, Hoku Materials may withhold the monthly payment on that unmet milestone(s) until it is deemed complete by Owner or the IE.  Upon the milestone(s) being deemed complete by Hoku Materials or the IE, Hoku Materials will remit payment for the withheld milestone in the next monthly billing cycle.

The JH Kelly Change Order Number 5 will be filed with our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010.

Credit Agreement

On August 16, 2010, Hoku Corporation (“Hoku”) entered into a Credit Agreement (the “Credit Agreement”) with China Merchants Bank Co., Ltd., New York Branch (the “Lender”).  The Credit Agreement provides for one or more term loans (the “Loans”) in an aggregate principal amount not to exceed $10.0 million (the “Maximum Loan Amount”), which must be borrowed within 30 days of the effective date of the Credit Agreement.  The principal amount of the Loans and any unpaid interest thereon must be paid in full by August 13, 2012.  Hoku may prepay the Loans, in whole or in part, at any time without penalty, provided that any such prepayment must be for a minimum of $100,000 and in multiples of $100,000 in excess thereof.  Funds provided pursuant to the Credit Agreement are for general corporate purposes, including capital expenditures related to the polysilicon production plant currently being constructed by Hoku’s subsidiary, Hoku Materials, Inc., in Pocatello, Idaho.  In addition to the Credit Agreement, Hoku and the Lender entered into a credit agreement on May 24, 2010, pursuant to which Hoku borrowed $20.0 million and which is more fully described in Item 1.01 of a Form 8-K filed with the Securities and Exchange Commission on May 26, 2010.

The Loans will bear interest at a per annum rate equal to the LIBOR Rate (as set forth in the Credit Agreement) for the applicable interest period plus 2% or, at the election of Hoku, any portion of the Loans that is not less than 1.0 million may bear interest at an annual rate equal to the rate of interest announced by the Lender as its “prime rate.”  Hoku will pay an annual facility fee of 0.5% on the Maximum Loan Amount.  Hoku has also agreed to pay the Lender’s reasonable costs and expenses in connection with the preparation, negotiation and delivery of the Credit Agreement.

The Credit Agreement includes customary representations, warranties, covenants, and acceleration, indemnity, and events of default provisions which may accelerate Hoku’s payment obligations under the Credit Agreement.

The Loans are secured by a standby letter of credit (the “Letter of Credit”) issued by China Merchants Bank Co., Ltd., Chengdu Branch, which was procured by Tianwei New Energy Holdings Co., Ltd., Hoku’s parent company (“Tianwei”), in favor of the Lender.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On August 19, 2010, Hoku issued a press release describing the transaction disclosed under Item 1.01 of this Current Report on Form 8-K entitled, “Hoku Announces Amendments to JH Kelly Construction Contract and Additional Loan from China Merchants Bank.”  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, dated August 16, 2010, between Hoku Corporation and China Merchants Bank Co., Ltd., New York Branch

99.1	Press Release, entitled, “Hoku Announces Amendments to JH Kelly Construction Contract and Additional Loan from China Merchants Bank,” dated August 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOKU CORPORATION

Date: August 19, 2010	By:	/s/ Scott Paul
		Name:	Scott Paul
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement, dated August 16, 2010, between Hoku Corporation and China Merchants Bank Co., Ltd., New York Branch

99.1	Press Release, entitled, “Hoku Announces Amendments to JH Kelly Construction Contract and Additional Loan from China Merchants Bank,” dated August 19, 2010